UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2018

Eldorado Resorts, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36629	47-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 1150 Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 328-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On August 7, 2018, Eldorado Resorts, Inc., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion of its previously announced acquisition outstanding partnership interests of Elgin Riverboat Resort – Riverboat Casino d/b/a Grand Victoria Casino, an Illinois partnership (“Elgin”), the owner of Grand Victoria Casino, located in Elgin, Illinois (the “Acquisition”). The Acquisition was made pursuant to the Interest Purchase Agreement, dated as of April 15, 2018, by and among the Company, Elgin Holdings I LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company, Elgin Holdings II LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company, MGM Elgin Sub, Inc., a Nevada corporation, Illinois RBG, L.L.C., a Delaware limited liability company and Elgin. The Company is filing this amendment on Form 8-K/A, to (i) amend the Original 8-K, to include the financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K that was not included in the Original 8-K and (ii) file a consent of independent auditors as an exhibit to the Original 8-K. No other changes have been made to the Original 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired

The audited financial statements as of December 31, 2017 and 2016 and for the three years in the period ended December 31, 2017 and the unaudited financial statements as of June 30, 2018 and for the six month periods ended June 30, 2018 and 2017 are attached hereto as Exhibit 99.2

(b) Pro forma financial information

The selected unaudited pro forma condensed combined financial data for the year ended December 31, 2017 and as of and for the six months ended June 30, 2018 are attached hereto as Exhibit 99.3.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP (as filed herewith).

99.2	Audited financial statements as of December 31, 2017 and 2016 and for the three years in the period ended December 31, 2017 and the unaudited financial statements as of June 30, 2018 and for the six month periods ended June 30, 2018 and 2017.

99.3	Selected unaudited pro forma condensed combined financial data for the year ended December 31, 2017 and as of and for the six months ended June 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELDORADO RESORTS, INC.,
a Nevada corporation

Date: September 5, 2018	By:	/s/ Gary L. Carano
Name: Gary L. Carano
Title: Chief Executive Officer